Income Taxes	6 Months Ended
Jun. 30, 2013
Income Taxes [Abstract]
Income Taxes

Note 6. Income Taxes

The Company's tax expense was 13.3% on the loss before income taxes for the three months ended June 30, 2013 and the tax benefit was 2.2% on the loss before income taxes for the six months ended June 30, 2013. The effective tax rate for the three and six months ended June 30, 2012 was 48.4% and 43.6%, respectively, on the income before income taxes in those periods. The incomes tax rate in Israel is significantly lower than the income tax rate in the U.S. The Company's effective tax rate has varied significantly since the merger due to the lower tax rate in Israel, and changes in mix of income (loss) between the U.S. and Israel, as well as the impact of the lower Israel rates on tax benefit as a result of the realization of the deferred tax liability associated with the amortization of the intangible assets. Income tax expense increased in the three months ended June 30, 2013 due to a lower tax benefit as a result of lower realization of the deferred tax liability associated with the amortization of the intangible assets and the reinstatement of 2012 federal research credit on January 2, 2013, of which a credit of approximately $350,000 was recorded in the first quarter of 2013.

The total research credit for the three and six months ended June 30, 2013 was $120,000 and $580,000, respectively. In addition, during the second quarter of 2013, the Company adjusted its long-term tax rates due to obtaining an approval from the Israeli Tax Authorities under the Approved Enterprise and Privileged Enterprise programs. As a result, the Company recorded a reduction of approximately $1.3 million in its income tax expense and in its deferred tax liabilities associated with the amortization of the intangible assets.